Exhibit 99.1

                                 Citizens South
                               Banking Corporation

                          Keefe, Bruyette & Woods, Inc.

                             Investor Presentations

                              Boston, Massachusetts

                               December 9-10, 2003

                                                                  [GRAPHIC]
                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                           FORWARD LOOKING STATEMENTS

This presentation contains forward looking statements with respect to the financial condition and operations of Citizens South Banking Corporation and its wholly-owned subsidiary, Citizens South Bank.

These forward looking statements involve risks and uncertainties. Factors that may cause actual results to differ materially from those projected in the forward looking statements include, among others, the following possibilities:
1) general economic conditions are less favorable than expected; 2) changes in market interest rates reduce interest margins; 3) risks in the loan portfolio, including prepayments, are greater than expected; 4) legislation or regulatory changes adversely affect the businesses in which the company is engaged and; 5) competitive pressures increase significantly. For further information and other factors that may affect the accuracy of forward looking statements, please refer to reports that the company files from time to time with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgements only as of the date hereof. The company undertakes no obligation to publicly revise these forward looking statements to reflect events and circumstances that may arise after the date hereof.

                            OVERVIEW OF PRESENTATION

o     History of Citizens South Banking Corporation

o     At a Glance

o     Historical Financial Information

o     Vision and Business Strategy

o     Why Own CSBC

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                   HISTORY OF
                       CITIZENS SOUTH BANKING CORPORATION

o     1904 - Chartered as a North Carolina mutual building and loan association

o     1982 - Acquired Mutual Building and Savings Association of Mount Holly

o     1998 - Converted to a Mutual Holding Company

o     2001 - Acquired Innes Street Financial Corporation

o     2002 - Converted to a stock holding company

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                   AT A GLANCE

Citizens South Banking Corporation
(dollars in thousands)

                                       12-31-01        12-31-02        09-30-03
                                       --------        --------        --------

o     Assets                          $  447,581      $  492,567      $  489,341

o     Loans, net                      $  334,321      $  299,906      $  288,699

o     Deposits                        $  353,692      $  340,862      $  339,619

o     Equity                          $   41,630      $   96,383      $   91,667

o     Shares Outstanding               4,581,034       9,062,727       8,799,055

o     Branches                              Nine            Nine             Ten

o     Employees (FTEs)                       108             106             113

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                   AT A GLANCE

Citizens South Banking Corporation

                                          12-31-01       12-31-02       09-30-03
                                          --------       --------       --------

o     Stock Price                         $  7.03        $ 10.20        $ 14.73

o     Book Value                          $  4.62        $ 10.64        $ 10.42

o     Price to Book                        152.16%         95.86%        141.39%

o     LTM EPS - basic                     $  0.20        $  0.51        $  0.41

o     LTM EPS - diluted                   $  0.20        $  0.51        $  0.41

o     LTM P/E Multiple                      35.2X          20.0x          35.9x

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                           PREPAYMENT OF FHLB ADVANCES

Q3 - 03: The Bank refinanced $15.0 million in FHLB advances at a cost of $1.3 million. As a result, the cost of the refinanced advances decreased from 5.8% to 1.8%, resulting in a reduction in interest expense of $1.7 million over the next five years.

                                        Before                       After
                                        ------                       -----

Outstanding Advances                    $50,500,000                  $50,500,000

Cost of Advances                        4.7%                         3.5%

Weighted Avg. Maturity                  50 months                    44 months

Net Interest Spread                     2.36%                        2.60%

Net Interest Margin                     2.28%                        2.53%

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                            EXECUTIVE MANAGEMENT TEAM

                                                        Years with    Total Yrs       Prior
                                                           CSBC       Bank Exp.     Employment
                                                           ----       ---------     ----------

o   Kim S. Price                                             6            22        First Natl/
    President and CEO                                                               FHLB

o   Paul L. Teem, Jr.                                       20            20        CSBC
    EVP and Chief Admin. Officer

o   Vance B. Brinson, Jr.                                    1            25        Wachovia
    EVP, Rowan/Iredell Group President

o   Daniel M.  Boyd, IV                                      1            18        First Gaston/
    EVP, Gaston/York Group President                                                Wachovia

o   Gary F. Hoskins                                          6            17        CFSLA/
    EVP and CFO                                                                     OTS

o   Michael R. Maguire                                       4            23        First Union
    SVP and Chief Credit Officer

o   J. Stephen Huffstetler                                   6            24        First Comm./
    SVP, Mortgage/Financial Services Group President                                First Union

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                BRANCH LOCATIONS

                                  [MAP OMITTED]

                      DEPOSIT MARKET SHARE - GASTON COUNTY

                                            June 30, 2002            June 30, 2003
                                            -------------            -------------       Amount of   Percent of
      Financial Institution              Deposits    Market %     Deposits    Market %     Growth      Growth
      ---------------------              --------    --------     --------    --------     ------      ------
1   Branch Banking and Trust             $539,360     30.95%      $526,101     30.19%     ($13,259)    -2.46%
2   Wachovia Bank                        $343,031     19.69%      $307,570     17.65%     ($35,461)   -10.34%
3   Citizens South Bank                  $185,007     10.62%      $206,949     11.88%      $21,942     11.86%
4   First Gaston Bank                    $123,823      7.11%      $157,733      9.05%      $33,910     27.39%
5   Bank of America                      $124,864      7.17%      $125,295      7.19%         $431      0.35%
6   National Bank of Commerce             $94,246      5.41%       $90,462      5.19%      ($3,784)    -4.02%
7   RBC Centura Bank                      $96,332      5.53%       $89,013      5.11%      ($7,319)    -7.60%
8   Belmont Federal S&LA                  $72,570      4.16%       $75,854      4.35%       $3,284      4.53%
9   Cherryville Federal S&LA              $59,417      3.41%       $61,736      3.54%       $2,319      3.90%
10  First National Bank of Shelby         $39,846      2.29%       $39,853      2.29%           $7      0.02%
11  Fidelity Bank                         $33,984      1.95%       $31,934      1.83%      ($2,050)    -6.03%
12  SouthTrust Bank                       $31,313      1.80%       $29,962      1.72%      ($1,351)    -4.31%
-------------------------------------------------------------------------------------------------------------
Total Deposits - Gaston County         $1,743,793               $1,742,462                 ($1,331)    -0.08%
=============================================================================================================

Source: 2002 Market Share Report published by the FDIC

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                       DEPOSIT MARKET SHARE - ROWAN COUNTY

                                            June 30, 2002             June 30, 2003
                                            -------------             -------------      Amount of   Percent of
      Financial Institution              Deposits    Market %     Deposits    Market %     Growth      Growth
      ---------------------              --------    --------     --------    --------     ------      ------
1   Farmers & Merchants Bank             $278,740     23.64%      $286,456     24.98%       $7,716      2.77%
2   National Bank of Commerce            $252,969     21.45%      $232,418     20.27%     ($20,551)    -8.12%
3   Wachovia Bank                        $241,920     20.51%      $207,398     18.09%     ($34,522)   -14.27%
4   Citizens South Bank                  $115,470      9.79%      $110,538      9.64%      ($4,932)    -4.27%
5   Rowan Savings Bank, SSB               $99,813      8.46%      $106,057      9.25%       $6,244      6.26%
6   Bank of America                       $41,750      3.54%       $46,792      4.08%       $5,042     12.08%
7   Bank of the Carolinas                 $43,501      3.69%       $45,313      3.95%       $1,812      4.17%
8   First Charter Bank                    $39,285      3.33%       $40,246      3.51%         $961      2.45%
9   First Bank                            $34,997      2.97%       $38,611      3.37%       $3,614     10.33%
10  Fidelity Bank                         $15,895      1.35%       $17,656      1.54%       $1,761     11.08%
11  South Trust Bank                      $14,973      1.27%       $15,200      1.33%         $227      1.52%
--------------------------------------------------------------------------------------------------------------
Total Deposits - Rowan County          $1,179,313    100.00%    $1,146,685    100.00%     ($32,628)    -2.77%
==============================================================================================================

Footnotes:

Source: 2002 Market Share Report published by the FDIC

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                      DEPOSIT MARKET SHARE - IREDELL COUNTY

                                             June 30, 2002            June 30, 2003
                                             -------------            -------------      Amount of   Percent of
      Financial Institution              Deposits    Market %     Deposits    Market %     Growth      Growth
      ---------------------              --------    --------     --------    --------     ------      ------
1   Branch Banking and Trust Co.         $312,648     20.80%      $312,345     20.78%        ($303)    -0.10%
2   Bank of America                      $266,303     17.71%      $273,917     18.22%       $7,614      2.86%
3   Wachovia Bank                        $243,966     16.23%      $245,828     16.35%       $1,862      0.76%
4   Yadkin Valley Bank & Trust           $182,704     12.15%      $198,827     13.23%      $16,123      8.82%
5   First Charter National Bank           $94,368      6.28%      $104,876      6.98%      $10,508     11.14%
6   Mooresville Savings Bank, SSB         $93,061      6.19%       $96,603      6.43%       $3,542      3.81%
7   First Citizens Bank and Trust         $66,686      4.44%       $73,725      4.90%       $7,039     10.56%
8   RBC Centura Bank                           $0      0.00%       $71,164      4.73%      $71,164   #DIV/0!
9   SouthTrust Bank                       $44,270      2.94%       $53,575      3.56%       $9,305     21.02%
10  Citizens South Bank                   $48,411      3.22%       $51,752      3.44%       $3,341      6.90%
11  Community Bank                        $23,258      1.55%       $20,690      1.38%      ($2,568)   -11.04%
12  National Bank of Commerce             $69,500      4.62%            $0      0.00%     ($69,500)  -100.00%
-------------------------------------------------------------------------------------------------------------
Total Deposits - Iredell County        $1,445,175     96.13%    $1,503,302    100.00%      $58,127      4.02%
=============================================================================================================

Source: 2002 Market Share Report published by the FDIC

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                  TOTAL ASSETS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               (in thousands)
                      12/31/1999                 $235,742
                      12/31/2000                 $252,750
                      12/31/2001(1)              $447,581
                      12/31/2002                 $492,567
                       9/30/2003                 $489,341

(1) Includes the assets of Innes Street Financial Corporation which at the time of the acquisition were $222 million

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                           COMMERCIAL / CONSUMER LOANS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               (in thousands)
                      12/31/1999                  $ 46,810
                      12/31/2000                  $ 55,542
                      12/31/2001                  $146,269
                      12/31/2002                  $159,565
                       9/30/2003                  $179,820

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                RESIDENTIAL LOANS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               (in thousands)
                       9/30/1999                  $129,333
                      12/31/2000                  $109,907
                      12/31/2001                  $196,572
                      12/31/2002                  $148,843
                       9/30/2003                  $117,710

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                              LOANS RECEIVABLE, NET

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               (in thousands)
                      12/31/1999                  $169,931
                      12/31/2000                  $158,820
                      12/31/2001(1)               $334,321
                      12/31/2002                  $299,906
                       9/30/2003                  $288,699

(1) Includes the loans of Innes Street Financial Corporation which at the time of the acquisition were $171 million

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                               LOAN PORTFOLIO MIX

 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

                 One-to-four family                     39.6%
                 Multifamily                             3.9%
                 Construction                            5.0%
                 Commercial real estate                 27.8%
                 Commercial / Industrial                 4.7%
                 Consumer                               19.1%

                               September 30, 2003

                 One-to-four family                     57.3%
                 Multifamily                             2.5%
                 Construction                            4.8%
                 Commercial real estate                 14.4%
                 Commercial / Industrial                 2.0%
                 Consumer                               18.9%

                                December 31, 2001

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                      NONPERFORMING ASSETS TO TOTAL ASSETS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          12/31/1999                0.16%
                          12/31/2000                0.19%
                          12/31/2001                0.59%
                          12/31/2002                0.37%
                           9/30/2003                0.26%

                             NON-TIME CORE DEPOSITS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                              (in thousands)
                          12/31/1999             $ 55,752
                          12/31/2000             $ 54,271
                          12/31/2001             $106,783
                          12/31/2002             $116,457
                           9/30/2003             $126,116

Core deposits are defined as noninterest bearing DDAs, NOW accounts, money market accounts, and savings accounts.

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                              DEPOSIT PORTFOLIO MIX

 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

          Savings                                        11.2%
          Time Deposits                                  62.9%
          Money Market                                   13.9%
          Checking                                        8.7%
          Non-interest Bearing                            3.3%

                               September 30, 2003

          Savings                                        12.4%
          Time Deposits                                  69.8%
          Money Market                                    8.3%
          Checking                                        7.2%
          Non-interest Bearing                            2.2%

                                December 31, 2001

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                               NONINTEREST INCOME

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               (in thousands)
                      12/31/1999                   $2,470
                      12/31/2000                   $2,473
                      12/31/2001                   $3,006
                      12/31/2002                   $4,121
                     9 mos ended
                       09/30/03                    $3,601

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                               NET INTEREST MARGIN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      12/31/1999                  3.20%
                      12/31/2000                  2.92%
                      12/31/2001                  2.52%
                      12/31/2002                  3.17%
                       9/30/2003                  2.43%

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                              QUARTERLY DILUTED EPS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    3/31/2001                         $0.06
                    6/30/2001                         $0.06
                    9/30/2001                         $0.05
                    12/31/2001                        $0.03
                    3/31/2002                         $0.11
                    6/30/2002                         $0.13
                    9/30/2002                         $0.14
                    12/31/2002                        $0.14
                    3/31/2003                         $0.14
                    6/30/2003                         $0.13
                    9/30/2003                         $0.01

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                          VISION AND BUSINESS STRATEGY

I.    Create a Banklike Organization

      A.    Management / Culture

      B.    Transitioning Balance Sheet

      C.    Grow Market Share

      D.    Generate Noninterest Sources of Revenue

      E.    Reduce Interest Rate Risk

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                          VISION AND BUSINESS STRATEGY

II.   Franchise Development

      A.    De novo Offices

            1.    Mooresville

            2.    Belmont

            3.    York County, SC

      B.    Remodel Salisbury and Rockwell Offices

      C.    Operations Center Consolidation

      D.    Branch / Corporate Office Relocation

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                [PHOTO]                                 Rockwell, NC
                                                        Branch Renovation

                                    [PHOTO]

                          VISION AND BUSINESS STRATEGY

III.  Enhance Shareholder Value

      A.    Leverage Capital

            1.    Grow retail and business banking

            2.    Establish de novo branches

            3.    Investigate branch acquisitions

            4.    Seek related business opportunities

            5.    Patient pursuit of acquisitions

      B.    Manage Capital

            1.    Execute Stock Repurchase Plan

            2.    Evaluate Dividend Policy

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                  WHY OWN CSBC

o     Management Team

o     Thrift to Bank Balance Sheet Transformation

o     Thrift to Bank Cultural Transformation

o     Dynamic Market - Charlotte/Gastonia/Rock Hill MSA

o     Proven Ability to Leverage Capital

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                2004 INITIATIVES

o     Expand Niche Lending Programs

      o     Residential Construction

      o     Income Property

o     Operations Center Consolidation

o     Branch/Headquarter Relocation

o     Core Processing Computer Conversion

o     Branch Expansion - Belmont, NC & I-485

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                                NEW DEVELOPMENTS

o     I-485 Connects - Gaston County

o     Two Community Bank Formations - Gaston County

o     Benefit Plan Expense

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION

                        We thank you for your interest in
                                     "CSBC"

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                                                               CITIZENS SOUTH
                                                             BANKING CORPORATION